UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 7, 2017

AUTHENTIDATE HOLDING CORP.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2225 Centennial Drive
Gainesville, GA 30504
(Address and zip code of principal executive offices)

1-(888) 661-0225
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 13, 2017, Authentidate Holding Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) that included an exhibit for which confidential treatment was requested from the Securities and Exchange Commission (the “SEC”). The sole purpose of this Amendment No. 1 on Form 8-K (this “Amendment”) is to refile Exhibit 17.2, for which confidential treatment was requested, to include information that was previously redacted pursuant to the confidential treatment request. Exhibit 17.2 hereto supersedes in its entirety Exhibit 17.2 previously filed with the Original Form 8-K. Other than disclosing information that was previously redacted, the exhibit filed with this Amendment remains unchanged from Exhibit 17.2 filed with the Original Form 8-K. Nothing in the Original Form 8-K is being amended other than the re-filing of Exhibit 17.2 as described above.

This Amendment should be read in conjunction with the Original Form 8-K and the Company’s other filings with the SEC. Except as stated herein, this Amendment does not reflect events occurring after the filing of the Original Form 8-K with the SEC and no attempt has been made in this Amendment to modify or update other disclosures as presented in the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are attached to this Form 8-K:

Exhibit No.	Description
17.2	Letter of Resignation of Richard Hersperger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/ Michael J. Poelking
Name: Michael J. Poelking
Title: Chief Financial Officer
Date: December 1, 2017

EXHIBIT INDEX

Exhibit
Number	Description

17.2	Letter of Resignation of Richard Hersperger

4